Statement of Additional Information (SAI) Supplement — July 1, 2012*

For the SAI dated March 14, 2012 for the following fund:

Columbia Active Portfolios — Diversified Equity Income Fund

Effective July 1, 2012, the second paragraph in the Transfer Agency Services subsection of the Service Providers section in the SAI for the above mentioned fund is herby superseded and replaced with the following:

The transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $21.00. Prior to July 1, 2012, the annual rate was $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

The rest of this section remains the same.

*Valid until next update

C-1841-1 A (7/12)